UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant x    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Cleveland BioLabs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________________________

5)	Total fee paid:

__________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

__________________________________________________________________________________________________

2)	Form, Schedule or Registration Statement No:

__________________________________________________________________________________________________

3)	Filing party:

__________________________________________________________________________________________________

4)	Date Filed:

__________________________________________________________________________________________________

March 12, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on April 27, 2018 at the company’s headquarters, 73 High Street, Buffalo, NY 14203. Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders to (i) ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2018 and (ii) approve the Cleveland BioLabs, Inc. Equity Incentive Plan. The Board of Directors recommends a vote for each of the seven nominees to our Board of Directors, the ratification of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2018 and the approval of the Cleveland BioLabs, Inc. Equity Incentive Plan. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Regardless of the number of shares you own, please vote your shares as soon as possible electronically over the Internet or by signing, dating and returning the proxy card included with a paper copy of the proxy statement as promptly as possible. Electronic voting is fast and easy. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Cleveland BioLabs, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

________________________________________________
YAKOV KOGAN
Chief Executive Officer

March 12, 2018
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME:    10:00 a.m. Eastern Time
DATE:    April 27, 2018
PLACE:    Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
PURPOSES:

1.	To elect seven directors to serve one-year terms expiring at the 2018 Annual Meeting;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve the Cleveland BioLabs, Inc. Equity Incentive Plan; and

4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on March 6, 2018, the record date. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.
All stockholders as of the record date are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

________________________________________________

Yakov Kogan
Corporate Secretary
Buffalo, New York

Cleveland BioLabs, Inc.
73 High Street Buffalo, New York 14203
(716) 849-6810

PROXY STATEMENT FOR THE CLEVELAND BIOLABS, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

FRIDAY, APRIL 27, 2018

This proxy statement, along with the accompanying notice of the 2018 Annual Meeting of Stockholders, contains information about the 2018 Annual Meeting of Stockholders of Cleveland BioLabs, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Eastern Time, on April 27, 2018, at the company’s headquarters, 73 High Street, Buffalo, New York 14203.

In this proxy statement, we refer to Cleveland BioLabs, Inc. as “Cleveland BioLabs,” “CBLI,” “the Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow us to provide access to our proxy materials on the Internet. We believe that these rules will allow us to provide our stockholders with the information they need at a lower cost to the Company and with a reduced environmental impact. Accordingly, on or about March 16, 2018, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners at the close of business as of March 6, 2018. On the date of the mailing of the Notice, all stockholders will have the ability to access to all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 27, 2018

This proxy statement and our 2017 annual report to stockholders are available for viewing, printing, and downloading at http://www.cstproxy.com/cbiolabs/2018. To view these materials, please follow the instructions on the website or the proxy card you received. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2017, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Investors” section of our website at http://www.cbiolabs.com/financials/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
Attention: Corporate Secretary

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?
The Board of Directors of Cleveland BioLabs, Inc. (the “Board”) is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on April 27, 2018, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, the notice, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 because you owned shares of Cleveland BioLabs, Inc. common stock on March 6, 2018, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about March 16, 2018.

Who can vote?
Only stockholders who owned our common stock at the close of business on March 6, 2018 (the “record date”) are entitled to vote at the Annual Meeting. On the record date, there were 11,279,834 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Annual Meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?
You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Annual Meeting.

How many votes do I have?
Each share of our common stock that you own entitles you to one vote.

How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for all, or withheld from all, or some, of the nominees for director, whether your shares should be voted for, against or abstain with respect to each of proposals 2 and 3. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or the proxy card included with a paper copy of the proxy statement to vote by Internet.

•	By mail (if you received a paper copy of the proxy materials by mail). Please sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope that has been provided to you.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00

p.m.	Eastern Time on April 26, 2018.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record” and the Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name” and the Notice has been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the Notice or the voting instruction card included with a paper copy of the proxy statement or by following their instructions for voting on the Internet.

Have other candidates been nominated for election as directors at the Annual Meeting?
No.
How does the Board recommend that I vote on the proposals?
The Board recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

•	“FOR” the approval of the Cleveland BioLabs Equity Incentive Plan.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•
by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker, or other nominee that holds your shares as described above, the bank, broker, or other nominee that holds your shares has the authority to vote your non-voted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors
The nominees for director who receive the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will have no effect on the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for 2018, our Audit Committee of our Board will reconsider its selection.

Proposal 3: Approve the Cleveland BioLabs, Inc. Equity Incentive Plan
The affirmative vote of a majority of the shares cast for this proposal is required to approve the Cleveland BioLabs, Inc. Equity Incentive Plan as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Could stockholders introduce other proposals to be voted on at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement, including those described in the foregoing paragraph. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors, officers, and employees may solicit proxies in person or by telephone, fax, or email. We will pay these employees, officers, and directors no additional compensation for these services. We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward these proxy materials to their customers and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?
Yakov Kogan and Christopher Zosh, the persons named as proxies on the proxy card and voting instruction card accompanying the paper copy of this proxy statement, were selected by the Board to serve in such capacity. Yakov Kogan is the Chief Executive Officer of the Company and Christopher Zosh is the Senior Accountant of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.
Am I entitled to appraisal rights?
No. Holders of the Company’s common stock will not be entitled to exercise appraisal or dissenters’ rights under Delaware law with respect to any matter to be voted upon at the Annual Meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?
Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing April 4, 2018, and continuing through the date of the Annual Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders on the Internet?
Our Annual Report to Stockholders for the year ended December 31, 2017, containing financial and other information pertaining to us, is being furnished to stockholders with this proxy statement. The notice of annual meeting of stockholders, proxy statement, proxy card, Form 10-K, and Annual Report to Stockholders are available on the Internet at http://www.cstproxy.com/cbiolabs/2018 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Annual Meeting
The Annual Meeting will be held at 10:00 a.m., Eastern Time, on April 27, 2018 at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203. When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.

Householding of annual disclosure documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, information statements, and Notices of Internet Availability of Proxy Materials. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling their toll free number, 1-866-894-0537and we will promptly deliver a separate copy to you.

If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder of CBLI and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•
If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm, and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by Continental Stock Transfer & Trust Company:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to http://www.cstproxy.com/cbiolabs/2018 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2018 for (a) the executive officers named in the Summary Compensation Table in the section titled “Executive Officer and Director Compensation,” (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) stockholders that beneficially owned more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by a person or group within 60 days of February 28, 2018 pursuant to the exercise of options or warrants to be outstanding and beneficially owned by such person or group for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 11,279,834 shares of common stock outstanding on February 28, 2018.

Name	Outstanding Shares Beneficially Owned	Rights to Acquire Beneficial Ownership		Total Shares Beneficially Owned	Percent
5% or greater shareholders				—
David Davidovich (1)	6,459,948	—		6,459,948	57.27%
Directors and Named Executive Officers
Alexander Andryuschechkin	—	—		—	*
Anna Evdokimova	—	—		—	*
Alexey Nechaev	—	—		—	*
Ivan Persiyanov	—	—		—	*
Randy S. Saluck, J.D., MBA	140	20,250	(2)	20,390	*
Daniil Talyanskiy	—	—		—	*
Lea Verny	—	—		—	*
Yakov Kogan, Ph.D., MBA (3)	33,125	46,387	(4)	79,512	*
Andrei Gudkov, Ph.D., D. Sci.	75,869	40,360		116,229	1.03%
Langdon L. Miller, MD (5)	—	10,000		10,000	*
All current executive officers and directors as a group (10 persons)	109,134	116,997		226,131	2.00%

*    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
David Davidovich reported sole voting and dispositive power with respect to 6,459,948 shares of our common stock in a Statement on Schedule 13D filed with the SEC on July 29, 2015. Mr. Davidovich's address is APT 3, 21 Manresa Road, London, United Kingdom, SW3 SLZ.

(2)
These shares of common stock can be acquired through the exercise of options that are directly owned by Mr. Saluck. Upon acquisition, Mr. Saluck will have sole voting and investment power over such shares.

(3)	Dr. Kogan no longer reports as beneficially owned any securities owned by Ms. Leah Brownlee, a former employee of the Company and Dr. Kogan's former spouse.

(4)
These shares of common stock can be acquired through the exercise of options that are directly owned by Dr. Kogan. Upon acquisition, Dr. Kogan will have sole voting and investment power over such shares.

(5)
All of these shares of common stock can be acquired through the exercise of options that are directly owned by Dr. Miller. Upon acquisition, Dr. Miller will have sole voting and investment power over all such shares.

Change of Control of the Company

On July 9, 2015, we closed a private placement transaction with David Davidovich, a venture capital investor, pursuant to which the Company issued and sold to Mr. Davidovich an aggregate of 6,459,948 shares of the Company’s common stock, for an aggregate purchase price of approximately $25 million, or $3.87 per share, under the terms of the Securities Purchase Agreement between the Company and Mr. Davidovich, dated June 24, 2015 (the “Davidovich Purchase Agreement”). Under the Davidovich Purchase

Agreement, Mr. Davidovich also has the right to nominate for election to the Board a majority of directors until such time when he no longer holds a majority of the issued and outstanding common stock of the Company. As a result of the closing of the issuance and sale of the shares to Mr. Davidovich under the terms of the Davidovich Purchase Agreement, Mr. Davidovich assumed effective control of the Company through his ownership of approximately 60% (since reduced to 57.27% due to the subsequent issuance of additional shares of common stock) of our outstanding shares of common stock and his right to nominate for election to the Board a majority of our directors.

In connection with the closing of Mr. Davidovich’s purchase, on July 9, 2015, we also entered into a Registration Rights Agreement with Mr. Davidovich (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, we filed a registration statement under the Securities Act of 1933 registering for resale the shares held by Mr. Davidovich. The registration statement has been declared effective by the SEC and since July 9, 2017 Mr. Davidovich has been able to freely sell some or all of his shares of our common stock, the effect of which sale or sales may be that Mr. Davidovich ceases to control the Company.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors
On March 2, 2018, our Board voted to re-nominate Alexander Andryuschechkin, Anna Evdokimova, Alexey Nechaev, Ivan Persiyanov, Randy S. Saluck, Daniil Talyanskiy and Lea Verny for election at the Annual Meeting for a term of one year to serve until the 2019 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of all of the persons nominated to become our directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each nominee should serve as a director is set forth below. There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Name	Age	Position with the Company
Alexander Andryuschechkin (1)	34	Director
Anna Evdokimova	42	Director
Alexey Nechaev	30	Director
Ivan Persiyanov	38	Director
Randy S. Saluck (1)	52	Director
Daniil Talyanskiy	33	Director
Lea Verny (1)	52	Director

(1)	Member of the Audit Committee.

Alexander Andryuschechkin. Mr. Andryushechkin was appointed to the Company’s Board of Directors to fill a vacancy in July 2016. He currently serves as the Chief Financial Officer and a Board Member of Generium JSC, a pharmaceutical research and development company. Also, he currently serves as the Chief Financial Officer of IBC Generium LLC. He has served as a Board Member of Affitech A/S and Kirov Plasma JSC since 2017. From 2012 to 2016, Mr. Andryushechkin was the Head of Finance of ASG LLC, a manufacturing company, where he was responsible for corporate finance and investment management. From 2010 to 2016, Mr. Andryushechkin was a member of the Board of Festival City LLC, a real estate development company, where he focused on business development activities. From 2012 to 2014, Mr. Andryushechkin was Chairman of the Board ASTOR CJSC, where he focused on financial management. Mr. Andryushechkin graduated from the Omsk State University with a Master’s Degree in Economics in 2005 and a post-graduate degree in Economics and Management in 2008. Mr. Andryushechkin’s experience in corporate finance and financial management, including investment management and business valuation, make him an important asset to our Board.

Anna Evdokimova. Ms. Evdokimova was appointed to the Company’s Board of Directors in 2015. Ms. Evdokimova has served as Venture Capital Investment Director of Millhouse LLC, an asset management company, since May 2015 and served as the Deputy Head of Corporate finance from 2006 to May 2015. She also currently serves on the Board of Directors of Russia Forest Product, SaferPlace, Novotalk, Anyclip Ltd, Oncotartis Inc., and Incuron Inc. From 2002 to 2004, Ms. Evdokimova worked as the Head of Corporate Finance of a major Russian oil and gas company, Slavneft. In 1998, Ms. Evdokimova joined Russian listed oil major Sibneft and served as Head of Export Finance through 2002. Ms. Evdokimova holds a Bachelor’s degree from Moscow State Linguistic University and a Master’s of Business Administration in finance from Fordham University. Ms. Evdokimova was originally appointed to our Board of Directors, and has been selected as a director nominee, under the terms of a securities purchase agreement with Mr. Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Ms. Evdokimova’s experience in international finance, particularly with respect to entities operating within the Russian Federation, make her an important asset to our board.

Alexey Nechaev. Mr. Nechaev was first elected to the Company’s Board of Directors in April 2016. He has served as a Venture Capital Associate of Millhouse LLC, an asset management company, since 2015. Prior to joining Millhouse, beginning in 2011, Mr. Nechaev was an Analyst in the Corporate & Investment Banking division at Bank of America Merrill Lynch. There, he worked on a number of mergers and acquisitions, bank and capital markets financings and strategic advisory assignments for major international and MICEX listed companies. From January to November of 2008, Mr. Nechaev worked in the Corporate Strategy and M&A department at Evraz Group. Mr. Nechaev graduated from the National Research University Higher School of Economics in Moscow, Russia with a Bachelor in Economics in 2008 and New Economic School, in Moscow, Russia with a Master’s degree in Economics in 2011. Mr.

Nechaev has been selected as a director nominee under the terms of a securities purchase agreement with Mr. Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Mr. Nechaev's experience in corporate and investment banking makes him an important asset to our Board.

Ivan Persiyanov. Mr. Persiyanov was appointed to the Company’s Board of Directors in 2015. Mr. Persiyanov has served as Investment Director of Millhouse LLC, an asset management company, since 2014. Mr. Persiyanov also currently serves on the Board of Directors of Pledge Petroleum Corp. (OTCBB:PROP), an SEC reporting company, and Georezonans, LLC. From 2008 to 2014, Mr. Persiyanov was Investment Director at Rusnano, a multi-billion dollar investment fund, where he originated and led the execution of several key investments. Prior to this, he was a consultant with Ernst & Young and held management and risk analysis positions with GE Money Bank and Citibank. From 2013-2014, Mr. Persiyanov served on the Board of Directors of Optogan CJSC, Beneq OY, and LED-Microsensor NT LLC. He holds a Mathematics degree from Moscow State University and a Master’s degree in finance from the New Economic School in Moscow, Russia. Mr. Persiyanov was originally appointed to our Board of Directors, and has been selected as a director nominee, under the terms of a securities purchase agreement with Mr. Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Mr. Persiyanov's experience with strategic investments, including transactions with Rusnano, makes him an important asset to our Board.

Randy S. Saluck. J.D., MBA, Mr. Saluck previously served as one of our directors from May 2013 until April 2016 and was subsequently reappointed to the Company’s Board of Directors in July 2016 to fill a vacancy. Since 2017 Mr. Saluck has been the Chief Executive Officer and a Director of Libertas Funding LLC, a company focused on providing funding for small businesses. Since 2017, Mr. Saluck has been Chief Financial Officer of Convexity Scientific, LLC., a private medical device company on whose board he served from February 2016 to October 2017 as a director. From 2005 to 2017 Mr. Saluck was the Managing Member of Mortar Rock Capital Management, LLC and the Portfolio Manager of Mortar Rock Capital LP, a value-oriented investment fund. From 2014-2017, Mr. Saluck served as the Chief Financial Officer and Chief Strategic Officer of Accelerated Pharma, Inc., a company focused on genomic technology to develop drugs for oncology and other indications. From 2002 to 2005, Mr. Saluck was a portfolio manager at the investment fund of Meisenbach Capital, LP and, from 2000 to 2002, Mr. Saluck was a senior analyst at Tyndall Partners, LLC, which invested in value-oriented equities and distressed debt. From 1999 to 2000, Mr. Saluck was an analyst at Highfields Capital Management, LLC, where he was responsible for special situations and risk arbitrage. Prior thereto, Mr. Saluck was an investment banker focused on mergers and acquisitions involving a variety of industries at Salomon Brothers Inc. Before becoming an investment banker, Mr. Saluck was a corporate and securities attorney, working at Cahill Gordon & Reindel LLP and then Tenzer Greenblatt LLP. As an attorney, Mr. Saluck worked with numerous small capitalization companies assisting them in the execution of their financing and strategic plans. He received a Bachelor’s degree from the University of Pennsylvania, a Juris Doctor degree from the University of Virginia and an MBA from the Wharton School of the University of Pennsylvania with a concentration in finance and accounting. Mr. Saluck currently serves on the Board of Directors of the Connecticut Region of the Anti-Defamation League. Mr. Saluck provides our board with stockholder perspective and experience in public finance and investor relationships.

Daniil Talyanskiy. Mr. Talyanskiy was appointed to the Company’s Board of Directors in July 2016 to fill a vacancy. He has served as the First Deputy CEO and Chief Business Officer of IBC Generium LLC, a pharmaceutical research and development company, since 2011. Since 2017, Mr. Talyanskiy has served as a Board Member of Generium JSC, biotech pharmaceuticals manufacturing company for which he has also served as First Deputy CEO since 2013. He has also served as a Board Member of Affitech A/S and Oncotartis Inc. since 2017. He was also a member of the Supervisory Board of co.don AG (CNWK), a regenerative pharmaceuticals manufacturing company from 2015 to 2016. Prior to joining IBC Generium LLC, from 2008 to 2011, Mr. Talyanskiy was the Head of Corporate University in UIC Oboronprom JSC. From 2006 to 2008, Mr. Talyanskiy worked in various investment companies as an Investment Manager. Mr. Talyanskiy graduated from the Togliatti Academy of Management with a Master’s Degree in Management in 2007. Mr. Talyanskiy's experience in business development of pharmaceuticals make him an important asset to our Board.

Lea Verny. Ms. Verny was first elected to the Company’s Board of Directors in April 2016 and has served as board chair since July 2016 . She has collaborated with London-based SP Angel Corporate Finance LLP on a variety of projects including private equity, corporate finance and advisory, project finance, since 2008. Prior to that, Ms. Verny served as a private banker with Banque Pictet, Switzerland. From 2001 to 2007, Ms. Verny was a Director in Corporate Finance and Advisory of HSBC Bank plc in London and served as a Head of Investment Banking with HSBC Bank in Russia. From 1997 to 2001, Ms. Verny was a representative of the HSBC Investment Bank plc in Russia. From 1995 to 1997, Ms. Verny had established and served as a Director of the Russian European Center for Economic Policy, European Commission's TACIS Program's funded organization that provided Economic Policy Advice to the Russian authorities by the teams of Western experts. Ms. Since December 2016, Ms. Verny has served as a director for Zoltav Resources, Inc., a Russian-focused oil and gas exploration and production company. Ms. Verny holds a Bachelor's degree in Statistics and International Relations from the Hebrew University in Jerusalem as well as a Master in Business Administration Degree from INSEAD in France. Ms. Verny has been selected as a director nominee under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Ms. Verny's international banking experience makes her an important asset to our Board and audit committee.

Committees of the Board of Directors and Meetings; Independence

The Board has established an Audit Committee. The Audit Committee is comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of the NASDAQ Stock Market Rules. The Audit Committee has a written charter that is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein entitled “Corporate Governance.”

Because David Davidovich holds more than 50% of the voting power for the election of our directors, the Company is a “controlled company” within the meaning of the NASDAQ Stock Market Rules, and therefore exempt from a number of corporate governance rules applicable to non-controlled companies. Although we are not required to have a majority of independent directors as a result of our status as a “controlled company,” our Board has affirmatively determined that all of our directors are “independent.” Mme. Verny and each of Messrs. Saluck and Andryuschechkin are independent under The NASDAQ Stock Market Rules and the Securities Exchange Act of 1934 (the “Exchange Act”) for purposes of serving on the Audit Committee. Each of Mme. Evdokimova and Messrs. Persiyanov, Talyanskiy, and Nechaev are independent under such rules for purposes of board service.

Meeting Attendance. The Board has adopted a policy specifying that it is the responsibility of each director to attend all meetings of the Board and all meetings of the committees of the Board on which he or she serves. During the fiscal year ended December 31, 2017, there were three meetings of our Board. Other than Ms. Verny and Evdokimova who each missed one of the three Board meetings, no director attended fewer than 75% of the total number of meetings of the Board or fewer than 75% of the total number of meetings of committees of the Board on which he or she served during fiscal year 2017.

The Company does not have a policy regarding director attendance at annual meetings of stockholders, however, all directors are encouraged to attend. One of our directors, Randy Saluck, attended our 2017 Annual Meeting of Stockholders.

It is also the policy of the Board to hold executive sessions of non-employee directors at each regularly scheduled Board meeting and, if any of the non-employee directors are not independent, to hold executive sessions of the independent directors at least twice per year. Each of the non-employee directors in fiscal year 2017 was determined by the Board to be independent.

Audit Committee. Our Audit Committee met four times during fiscal year 2017. This committee currently has three members, Messrs. Saluck (Chair) and Andryuschechkin and Ms. Verny.

The Board has determined that Mr. Saluck is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and our independent registered public accounting firm, or our independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

Compensation Setting Process. As a “controlled company” under the NASDAQ Stock Market rules, we are not required to, and do not now maintain a compensation committee. Instead, our entire Board is responsible for compensation matters. We believe that this is appropriate because of our “controlled company” status, as a single investor, David Davidovich, holds over 50% of our outstanding shares of common stock, and through his effective voting control of the company and through his ability to designate a majority of the directors nominated to serve on our board, effectively controls the Board.

The full Board determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Board also considers our performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. From time to time, the Board requests suggestions or recommendations from the CEO regarding executive compensation, whether at meetings of the Board or in discussions with individual directors. The Board also discusses with the CEO his own compensation package, but the Board ultimately makes decisions regarding his compensation independently. The CEO's recommendations are considered and reviewed by the Board when determining the compensation of other executive officers. The Board also has the authority to determine compensation for directors and the form of this compensation. The Board may take action with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Board has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve their fees. The Board did not engage any compensation consultants to determine or recommend the amount or form of any executive or director compensation during the fiscal year ended December 31, 2017. The Board may also delegate authority to any committee or subcommittee of directors to evaluate special or unique matters.

Nominating Process. As a “controlled company” under the NASDAQ Stock Market rules, we are not required to, and do not now maintain a nominating and governance committee. Instead, our entire Board is responsible for recommending director candidates for election. We believe that this is appropriate because of our “controlled company” status, as a single investor, David Davidovich, holds over 50% of our outstanding shares of common stock, and through his effective voting control of the Company and through his ability to designate a majority of the directors nominated serve on our Board, effectively controls the election of our directors.

Accordingly, the full Board generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in our Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board. In addition, under our current corporate governance policies, the Board may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the following procedures, in addition to those described in our Second Amended and Restated By-Laws, and “Proposals of Stockholders” at the end of this proxy statement. The Board considers many factors when considering candidates for the Board and strives for the Board to be comprised of directors with a variety of experiences and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, we may weigh certain factors more or less heavily than others. The Board believes that it is essential that our Board members represent diverse viewpoints, with a broad array of experiences, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of our stockholders.

In considering candidates for the Board, the Board considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Board or stockholder-recommended nominee. However, the Board does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Board will also take into account the director’s history of attendance at meetings of the Board or its committees, the director’s tenure as a member of the Board, and the director’s preparation for and participation in such meetings.

The Board considers director candidates from any reasonable source, including stockholder recommendations. The Board does not evaluate candidates differently based on who has made the proposal. The Board has the authority to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders must comply with our Second Amended and Restated By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of our stockholders. The Corporate Governance Guidelines are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Code of Ethics for Senior Executives and Financial Officers, Code of Business Conduct and Ethics for Directors and Code of Conduct
The Board has adopted a Code of Ethics for Senior Executives and Financial Officers that is specifically applicable to executive officers and senior financial officers, including our principal executive officer and principal financial officer. Additionally, the Board has adopted the Code of Business Conduct and Ethics for Directors that is specifically applicable to our directors. Both the Code of Ethics for Senior Executives and Financial Officers and the Code of Business Conduct and Ethics for Directors are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.” We have also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Conduct is applicable to all of our employees, officers and directors, and is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Board Leadership Structure
Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board and management, proper Board functions, independence, and committee matters. The positions of Chair of the Board and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board has the authority to choose its Chair in any way it deems best for us at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chair in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board has determined that separation of these roles most appropriately suits us. Our current Chair, Ms. Verny, is qualified to serve as our Chair given her expertise with emerging companies. Further, our Board believes that this division of roles allows our Chief Executive Officer to focus more of his efforts on achieving the goals and objectives of our strategic plan. Our Board believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board’s structure to best address our circumstances as and when appropriate.

Role of Our Board in Risk Oversight
The Board, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company. We believe that having the positions of Chair of the Board and Chief Executive Officer held by different persons currently enhances the Board’s ability to effectively manage risk.

The Board also oversees the management of risks relating to our executive compensation and manages risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee oversees our risk policies and processes related to the quality and integrity of our accounting, auditing and financial reporting practices, including our audited and unaudited financial statements and internal controls. The Audit Committee is also responsible for addressing risks arising from related party transactions.

Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to Cleveland BioLabs, Inc. Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board may change the process or means by which stockholders may communicate with the Board or its members. Please refer to our website, www.cbiolabs.com, for any changes in this process.

Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Executive Officers
The following table sets forth certain information regarding our executive officers who are not also directors. The Board elects officers annually and such executive officers serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Yakov Kogan, Ph.D., MBA	44	Chief Executive Officer
Andrei Gudkov, Ph.D., D. Sci.	61	Chief Scientific Officer
Langdon Miller, MD	64	President

Yakov Kogan, Ph.D., MBA. Dr. Kogan has served as our Chief Executive Officer since June 2012 and since June 2017 has served as our interim principal financial officer. He also currently serves as a Director and Principal Business Officer for Kadvax Technologies, Inc., an anti-addiction vaccine development company. Previously, he served as our Chief Operating Officer from February 2008 until June 2012, as our Interim Chief Executive Officer from January 2012 until June 2012, and as a director from our inception in June 2003 until April 2016. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, he was Director for Business Development at Integrated Genomics where he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School of Business.

Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as our Chief Scientific Officer since our inception in June 2003 and served as a director from our inception in June 2003 until April 2016. Since 2007, Dr. Gudkov has served as Senior Vice President of Basic Science and Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute. He also serves as a Director for Everon Biosciences, Inc., Oncotartis Inc., and Incuron LLC. From 2001 to 2007, he was Chairman of the Department of Molecular Biology at the Lerner Research Institute at the Cleveland Clinic and Professor of Biochemistry at Case Western Reserve University. Prior to this, he was a tenured faculty member in the Department of Molecular Genetics at the University of Illinois at Chicago, where his lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. Before immigrating to the United States in 1990, Dr. Gudkov worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. Dr. Gudkov holds a Ph.D. in Experimental Oncology from the Cancer Research Center (Moscow, Russia).

Langdon L. Miller, MD. Dr. Miller has been our President and Chief Medical Officer since 2015. He previously served as a strategic adviser to the Company beginning in 2014. Dr. Miller has maintained a drug development consultancy, Sound Clinical Solutions, SP, located in Seattle, WA since 2013 and has served as a consulting Chief Medical Officer to Oncternal Therapeutics, Inc., located in San Diego, CA, since August 2016. Dr. Miller has more than 25 years of experience in the design and conduct of translational and clinical drug development programs in oncology (both in hematological and solid tumors) and orphan diseases (including cystic fibrosis, muscular dystrophy, and hemophilia). He has worked in all phases (phase 1-4) of drug development, from first-in-human studies through pivotal registration-directed trials to medical affairs programs and has filed multiple INDs, CTAs, NDAs and orphan drug applications. Dr. Miller played major roles in the development of filgrastim and sargramostim, in the regulatory approvals of irinotecan, exemestane, epirubicin, dexrazoxane, sunitinib, and idelalisib in several cancers, and in validating new endpoints for Duchenne muscular dystrophy and cystic fibrosis. He has extensive experience in the generation, analysis, presentation, and justification of drug development programs before regulatory authorities, advisory committees, investigators, investors, and business development partners. He has authored over 100 regulatory documents and publications. Dr. Miller has held leadership positions in government and in large and small biopharmaceutical companies. He was a Senior Investigator at the National Cancer Institute from 1989 to 1995 before transitioning to industry at the Pharmacia Corporation, where he held positions of increasing responsibility from 1995 to 2003, eventually heading oncology drug development there as Clinical Vice President, Global Clinical Research. He built the clinical development team at PTC Therapeutics where he was Chief Medical Officer from 2003 to 2010 before moving to Calistoga Pharmaceuticals as Executive Vice President of Research and Development from 2010 to 2011. Upon Calistoga’s acquisition by Gilead Sciences, he became Vice President of Clinical Research Oncology at Gilead Sciences from 2011 to 2013. He holds a Doctorate of Medicine from Northwestern University and completed his residency in internal medicine at the University of Minnesota and an oncology fellowship at Stanford University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table
The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2017 and 2016 to our (1) Chief Executive Officer, (2) President and (3) Chief Science Officer.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
Yakov Kogan Chief Executive	2017	276,000	10,800	286,800
Officer	2016	276,866	10,600	287,466

Langdon L. Miller	2017	233,400	—	233,400
President	2016	193,575	—	193,575

Andrei Gudkov Chief Science	2017	110,941	—	110,941
Officer	2016	110,941	—	110,941

Narrative Disclosure to Summary Compensation Table
Yakov Kogan, Ph.D., MBA
On July 9, 2015, the Company entered into an employment agreement with the Company’s Chief Executive Officer, Yakov Kogan, Ph.D., MBA (the “Kogan Agreement”). Pursuant to the terms of the Kogan Agreement, Dr. Kogan will serve as the Company’s Chief Executive Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Kogan Agreement, Dr. Kogan will receive an initial base salary of $276,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. Additionally, Dr. Kogan shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to the greater of (y) Dr. Kogan’s base salary on the date the annual bonus is measured (i.e. the last day of the year) and (z) $345,000, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Kogan for all reasonable business expenses incurred by him in performing the services under the Kogan Agreement.
If Dr. Kogan’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason (each as defined in the Kogan Agreement), then (i) Dr. Kogan will be entitled to continuing payments of his base salary for a period of twelve (12) months (the “Severance Period”), which base salary shall equal the greater of (y) Dr. Kogan’s base salary in effect immediately preceding the date of termination and (z) $345,000, and (ii) the Company shall pay the COBRA premiums necessary to continue health insurance coverage for up to twelve months. Additionally, Dr. Kogan’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Kogan is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Kogan’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

Langdon L. Miller, MD
On July 9, 2015, the Company entered into an employment agreement with the Company’s President and Chief Medical Officer, Langdon Miller, MD (the “Miller Agreement”). Pursuant to the terms of the Miller Agreement, Dr. Miller will serve as the Company’s President and Chief Medical Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Miller Agreement, Dr. Miller will be classified as an hourly exempt employee and will receive an initial base salary of $300,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. In the event Dr. Miller works more than 1,000 hours during any annual period, upon approval by the Company, Dr. Miller shall thereafter be paid an hourly rate of $350 per hour for work conducted for the remainder of the year. Additionally, Dr. Miller shall be eligible to participate in the Company’s Annual

Executive Bonus Plan based on a base pay rate equal to 50% of Dr. Miller’s base salary, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Miller for all reasonable business expenses incurred by him in performing the services under the Miller Agreement.
If Dr. Miller’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Miller resigns for Good Reason (each as defined in the Miller Agreement), then Dr. Miller will be entitled to continuing payments of his base salary in effect immediately preceding the date of termination for a period of twelve (12) months (the “Severance Period”). Additionally, Dr. Miller’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Miller is terminated by the Company for reason other than death, Disability or Cause, or Dr. Miller resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Miller’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

Andrei Gudkov, Ph.D., D. Sci.
On July 9, 2015, the Company entered into an employment agreement with the Company’s Chief Science Officer, Andrei Gudkov, Ph.D., D. Sci. (the “Gudkov Agreement”). Pursuant to the terms of the Gudkov Agreement, Dr. Gudkov will serve as the Company’s Chief Science Officer until the earlier of July 8, 2020 or his termination pursuant to the terms of the agreement. Under the Gudkov Agreement, Dr. Gudkov will receive an initial base salary of $110,941, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. Additionally, Dr. Gudkov shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to 2x of Dr. Gudkov’s base salary, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Gudkov for all reasonable business expenses incurred by him in performing the services under the Gudkov Agreement.
If Dr. Gudkov’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Gudkov resigns for Good Reason (each as defined in the Gudkov Agreement), then (i) Dr. Gudkov will be entitled to continuing payments of his base salary for a period of twelve (12) months (the “Severance Period”), which base salary shall equal the greater of (y) Dr. Gudkov’s base salary in effect immediately preceding the date of termination and (z) $138,677. Additionally, Dr. Gudkov’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Gudkov is terminated by the Company for reason other than death, Disability or Cause, or Dr. Gudkov resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Gudkov's issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.

Outstanding Equity Awards at Fiscal Year-End
The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2017, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. There were no stock option exercises by any of our named executive officers during the fiscal year ended December 31, 2017. There were no outstanding stock awards that were not then exercisable to the executive officers named in the Summary Compensation Table on the last day of the fiscal year ended December 31, 2017. All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015. All awards are fully vested.

		Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Yakov Kogan	6,250	3.20	4/22/2025
	7,500	13.60	3/13/2024
	5,230	30.80	5/12/2023
	5,000	35.80	6/12/2022
	2,813	67.00	1/22/2022
	7,481	143.20	3/20/2021
	5,250	68.80	5/17/2020
	6,863	80.00	2/3/2018
Langdon L. Miller	10,000	3.00	5/4/2025
Andrei Gudkov	6,250	3.20	4/22/2025
	7,500	13.60	3/13/2024
	4,203	30.80	5/12/2023
	2,813	67.00	1/22/2022
	7,481	143.20	3/20/2021
	5,250	68.80	5/17/2020
	6,863	80.00	2/3/2018

Potential Payments upon Termination or Change-In-Control
Please reference the above section "Narrative Disclosure to Summary Compensation Table," for a description of potential payments upon termination or change-in-control for each of the executive officers named in the Summary Compensation Table. The severance payments and termination-related equity acceleration of each of the executive officers in the Summary Compensation Table are subject to his execution of a release of claims against us. In addition, each executive officer named in the Summary Compensation Table is subject to confidentiality restrictions at all times, as well as non-competition and non-solicitation restrictions, during his employment and for a period of 24 months thereafter.

Retirement Plans, Perquisites and Other Personal Benefits

Our executive officers are eligible to participate in the same group insurance and employee benefit plans as our other salaried employees. These benefits include medical, dental, vision, and disability benefits and life insurance.

We have adopted a tax-qualified employee savings and retirement plan, our 401(k) Plan, for eligible U.S. employees, including our named executive officers. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) Plan, subject to the statutorily prescribed annual limit. We make matching contributions on behalf of all participants in the 401(k) Plan in an amount equal to the Safe Harbor limitation of up to 4% of salary. Matching contributions vest immediately and all employee contributions are at all times fully vested. We intend the 401(k) Plan, and the accompanying trust, to qualify under Sections 401(k) and 501 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned (if any) on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that we will be able to deduct our contributions, if any, when made. The trustee under the 401(k) Plan, at the direction of each participant, may invest the assets of the 401(k) Plan in any of a number of investment options.

Director Compensation
Upon David Davidovich’s acquisition of a controlling interest in the Company in July 2015, the Company's board was expanded from six members to thirteen and included seven members appointed by Mr. Davidovich. These seven directors were each employees of Millhouse LLC, an asset management company of which Mr. Davidovich serves as the Chief Executive Officer. Immediately following our 2016 Annual Stockholders Meeting, the size of the Board of Directors was decreased from thirteen to seven members. Of these seven, Ms. Evdokimova and Messrs. Nechaev and Persiyanov (the "Millhouse Directors"), each of whom is standing for re-election, were selected as director nominees under the terms of our securities purchase agreement with Mr. Davidovich, which grants him the right to designate a majority of the nominees standing for election to our Board. The Millhouse Directors are each paid employees of Millhouse LLC, and were employed by Millhouse LLC prior to the time of their original appointment or election to the Board. The Millhouse Directors, along with Messrs. Andryuschechkin and Talyanskiy, do not receive compensation for board service from the Company; however the remaining two board members do receive compensation for board service. The following is a description of the cash compensation arrangements under which the Independent Directors are currently compensated for board and committee services.

Position	Annual Fee	Compensated Directors
Board Member	$30,000	Ms. Verny, Mr. Saluck
Board Chair	5,000	Ms. Verny
Audit Committee Chair	5,000	Mr. Saluck

In addition to annual cash compensation, the Company from time to time compensates members of the Board with equity in the form of options to purchase shares of our common stock. In 2017, the Company did not grant stock options to any member of the Board for services performed since our 2016 Annual Meeting. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending our board or board committee meetings.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2017 to each of our directors by the Company.

Name	Paid or earned in cash ($)	Total ($)
Randy S. Saluck, J.D., MBA (1)	35,000	35,000
Lea Verny (2)	35,000	35,000
Anna Evdokimova (2)	—	—
Alexey Nechaev (2)	—	—
Ivan Persiyanov (2)	—	—
Alexander Andryuschechkin (2)	—	—
Daniil Talyanskiy (2)	—	—

(1)	Mr. Saluck held 20,250 options at December 31, 2017.

(2)	Mmes. Verny, Evdokimova and Messrs. Persiyanov, Andryushechkin and Talyanskiy held no stock options as of December 31, 2017.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2017, regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the Equity Plan. Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	211,487	$36.94	309,969
Equity compensation plans not approved by security holders (2)	—	—	—
Total	211,487	$36.94	309,969

(1)	Consists of the Equity Plan.

(2)	All equity grants made by us prior to our initial public offering when we did not have any defined equity compensation plans approved by our stockholders expired prior to December 31, 2017.

REPORT OF AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of three non-employee members of the Board. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Stock Market Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Saluck qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The Audit Committee’s role and responsibilities are set forth in its charter adopted by the Board, which is available on our website at www.cbiolabs.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of our independent, registered public accounting firm. The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel, and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial, and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles in the United States.

In fulfilling its responsibilities for the financial statements for fiscal year 2017, the Audit Committee took the following actions:

•
Reviewed and discussed each of the unaudited quarterly financial statements and the audited financial statements for the 2017 fiscal year with management and Meaden & Moore, Ltd., our independent registered public accounting firm;

•
Discussed with Meaden & Moore, Ltd. the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received written disclosures and the letter from Meaden & Moore, Ltd. required by applicable requirements of the Public Company Accounting Oversight Board regarding Meaden & Moore, Ltd.’s communications with the Audit Committee regarding independence and discussed with Meaden & Moore, Ltd. the firm’s independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Meaden & Moore, Ltd., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Members of the Audit Committee
Randy S. Saluck, J.D., MBA (Chairman)
Lea Verny
Alexander Andryuschechkin

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis. In making these statements, we have relied upon the written representations of our directors and executive officers and copies of their reports that have been filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our written Related Party Transaction Policy, the Audit Committee must provide written approval in advance for any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in any of our competitors, customers or suppliers, or where gifts or loans of value in excess of $200 are received in a year from our suppliers, customers or competitors. The policy also requires advance written approval for any transaction where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, us. In determining whether to approve any transaction requiring review under the policy, the Audit Committee considers whether the terms of the transaction are fair and on the same basis as would apply for a non-related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an independent director; and whether the transaction would present an improper conflict of interest for a director or executive of the Company. The following is a list of transactions with related persons reviewed and approved by the Audit Committee during the fiscal year ended December 31, 2017. There were no transactions with related persons required to be reported that were not reviewed and approved by the Audit Committee that were entered into during the year ended December 31, 2017.

Transactions and Relationships with Dr. Gudkov

Our Chief Scientific Officer, Dr. Andrei Gudkov, is the Senior Vice President of Basic Science and the Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute (“RPCI”). We subcontract Dr. Gudkov’s laboratory at RPCI from Health Research Inc. to perform certain research and development studies for us, and also purchase certain core products and services from RPCI, including mice, the housing and storage of mice, irradiator services, DNA sequencing and blood analysis. RPCI also serves as one of our clinical sites. For the aforementioned services, we paid Health Research Inc. approximately $0.1 million and $0.6 million in 2017 and 2016, respectively. In addition, we transferred 23 research scientists to Buffalo BioLabs, Inc. (“BBL”) in the later part of 2013, an entity then partially-owned by Dr. Gudkov and of which he is a founder and the Principal Scientific Advisor. We hire BBL on a project basis to perform research work, as needed. For the aforementioned services, we paid BBL approximately $0.2 million and $0.7 million in 2017 and 2016, respectively.
Dr. Gudkov is also an uncompensated member of the board of directors for Incuron, LLC ("Incuron"). Pursuant to master service and development agreements we have with Incuron, the Company performs various research, business development, clinical advisory, and management services for Incuron. We recognized revenue of $604,009 and $622,360 from Incuron for the years ended December 31, 2017, and 2016, respectively. In addition, we also recognized $7,104 and $7,104 from Incuron for sublease and other income for the years ended for the years ended December 31, 2017, and 2016, respectively. These agreements were entered into prior to the date that we ceased to control Incuron and deconsolidated its financial results from our own, therefore they were not reviewed by Audit Committee at the time.

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors currently consists of seven directors. Alexander Andryuschechkin, Anna Evdokimova, Alexey Nechaev, Ivan Persiyanov, Randy S. Saluck, Daniil Talyanskiy, and Lea Verny are currently on our board and are nominees in the current election.

If elected, the seven nominees for election as directors at our 2018 Annual Meeting of Stockholders will serve for one-year terms expiring at our 2019 Annual Meeting of Stockholders. The Board recommends that the stockholders vote in favor of the election of the nominees named in this proxy statement to serve as our directors. See “Management and Corporate Governance—The Board of Directors” above. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

In accordance with NASDAQ Stock Market Rule 5605(b)(1), and the standard of independence defined in NASDAQ Stock Market Rule 5605(a)(2), “independent directors” will comprise our entire Board of Directors. Additionally, Randy S. Saluck, Alexander Andryuschechkin, and Lea Verny are independent for purposes of serving on the Audit Committee.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of Alexander Andryuschechkin, Anna Evdokimova, Alexey Nechaev, Ivan Persiyanov, Randy S. Saluck, Daniil Talyanskiy, and Lea Verny. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted “FOR” each nominee at the meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. ANDRYUSCHECHKIN, MS. EVDOKIMOVA, MR. NECHAEV, MR. PERSIYANOV, MR. SALUCK, MR. TALYANSKIY, AND MS. VERNY, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)

The Audit Committee has appointed Meaden & Moore, Ltd. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2018. The Board proposes that the stockholders ratify this appointment. Meaden & Moore, Ltd. audited our financial statements for the fiscal year ended December 31, 2017. We expect that representatives of Meaden & Moore, Ltd. will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Meaden & Moore, Ltd. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF MEADEN & MOORE, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Principal Accountant Fees and Services
Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore, Ltd. that sets forth the terms by which Meaden & Moore, Ltd. will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore, Ltd. to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore, Ltd. to us are set forth below.

Audit Fees
Audit Fees were $115,250 for the year ended December 31, 2017 and were $119,000 for the year ended December 31, 2016. Audit Fees consisted of work performed in the audit of financial statements and work performed in connection with quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards, filings with the SEC and comfort letters.

Audit-Related Fees
There were no fees billed by Meaden & Moore, Ltd. for Audit-Related Fees during the years ended December 31, 2017 and December 31, 2016.

Tax Fees
There were no fees billed by Meaden & Moore, Ltd. for Tax Fees during the years ended December 31, 2017 and December 31, 2016.

All Other Fees
There were no fees billed by Meaden & Moore, Ltd. for Other Fees during the years ended December 31, 2017 and December 31, 2016.

APPROVAL OF CLEVELAND BIOLABS, INC. EQUITY INCENTIVE PLAN
(Notice Item 3)

The Company previously adopted and our stockholders previously approved the Cleveland BioLabs, Inc. Equity Incentive Plan (the “2008 Plan”), which expires in April 2018. At the 2018 Annual Meeting, our stockholders will be requested to approve the amendment and restatement of the 2008 Plan (the “Amended Plan”). Among its modifications, the Amended Plan, a copy of which is attached as Appendix A hereto, extends the termination date to March of 2028, increases the number of shares of Common Stock authorized to be issued by 76,101 shares and makes certain modifications described below. As of the Record Date, we had approximately 323,899 shares reserved and available for issuance under the 2008 Plan.

The Board of Directors recommends approval of the Amended Plan to permit the Company to continue to grant equity compensation following the expiration of the 2008 Plan. The Board of Directors believes that this proposed extension of our equity compensation plan is in the best interests of the Company and the stockholders. In the event this proposal is not approved by our stockholders, and as a consequence we are unable to continue to grant equity awards at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth.

KEY CHANGES REFLECTED IN AMENDED PLAN

On March 8, 2018, the Board of Directors unanimously adopted the Amended Plan, subject to approval by the stockholders, primarily for the purpose of replacing our expiring 2008 Plan. If approved, the Amended Plan would have approximately 400,000 shares reserved and available for issuance under the Amended Plan, which consists of the additional 76,101 shares plus the 323,899 shares reserved and available for issuance under the 2008 Plan as of the Record Date.

The Company’s philosophy on employee compensation is to provide employees and management with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other stockholders. We believe that offering broad-based equity compensation helps to attract and retain employees, motivates participants to achieve long-term Company goals, and further aligns participants’ interests with those of the Company’s other stockholders. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize stockholder value.

A key purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide new hires, employees and management with an equity stake in the Company. The Amended Plan also incorporates various other important modifications designed to improve or clarify certain aspects of the 2008 Plan, and to reflect changes or developments in Federal tax law, which includes the removal of historical provisions relating to Section 162(m) of the Code as a result of tax reform’s elimination of the “performance-based compensation” exception to the compensation deductibility cap. Upon approval of the Amended Plan by the Company’s stockholders, no new awards shall be made under the 2008 Plan, although outstanding awards previously made under the 2008 Plan shall continue to be governed by the terms of the 2008 Plan.

The description of the changes set forth above is just a summary. Likewise, the description below of other material terms of the Amended Plan is also just a summary. These summaries are subject to the specific provisions in the full text of the Amended Plan, which is attached as Appendix A to this Proxy Statement.

OTHER MATERIAL FEATURES OF THE AMENDED PLAN

The purpose of the Amended Plan is to enable the Company to grant equity or cash awards to eligible officers, employees, directors and consultants at levels we believe will motivate superior performance, help us attract and retain outstanding personnel, motivate participants to achieve long-term Company goals, and further align participants’ interests with those of the Company’s other stockholders. Below is a summary of the key elements of the Amended Plan, most of which have been carried forward from the 2008 Plan.

Administration

The Amended Plan will be administered by the Compensation Committee or another committee appointed by the Board (generally referred to as the “Compensation Committee” in this proposal) consisting of three or more members of the Board all of whom are intended to be "non-employee directors" as defined by Section 16 of the Exchange Act. Currently, the Company does not have a constituted Compensation Committee. Accordingly, unless and until a new Compensation Committee is formed, under the terms of the Amended Plan, the full Board will administer the Amended Plan.

Stock Subject to the Amended Plan

As described above, if this proposal is approved by the stockholders, an additional 76,101 shares of Common Stock would be available for delivery upon exercise of equity awards under the Amended Plan. Together with the 323,899 shares reserved and available for issuance under the 2008 Plan as of the Record Date, which number of shares may decrease in the event of issuances after the Record Date, this would leave a total of 400,000 shares available for issuance. The shares of Common Stock that may be delivered under the Amended Plan consist of authorized and unissued shares. As described more fully in the Amended Plan, if an award (including awards granted under the 2008 Plan) expires or terminates or is forfeited or if any option terminates, expires or lapses without being exercised, the number of shares previously subject to such award will again be available for future grant. In addition, if any person exercises a stock option under the Amended Plan by paying the exercise price with shares of Common Stock which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the Amended Plan. Likewise, awards made pursuant to an assumed or substituted award as part of an acquisition will not be counted against the share reserve.

Eligibility

The Compensation Committee may grant awards under the Amended Plan to our officers, employees, directors (including non-employee directors) and consultants. A total of approximately 21 individuals are eligible to be designated as participants under the Amended Plan. As of March 8, 2018, options to purchase 197,557 shares of our common stock were issued and outstanding with a weighted average exercise price of $33.90 and an average term of options of 5.45 years, and we had outstanding no full value awards (i.e., restricted shares, restricted stock units, deferred stock units, etc.) of common stock under the 2008 Plan.

Types of Awards

 The Amended Plan allows us to grant the following types of awards:

•incentive stock options;
•nonqualified stock options;
•stock appreciation rights or “SARs”;
•stock awards;
•restricted stock;
•performance awards; and
•substitute awards.

Stock Options. A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Amended Plan. Stock options granted under the Amended Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Code, or options other than incentive stock options (referred to as “non-qualified options”), as determined by the Compensation Committee and stated in the applicable option agreement. The number of shares covered by each option will be determined by the Compensation Committee, which will be set forth in the award agreement. The per-share exercise price of a stock option must not be less than the fair market value of the Company’s Common Stock on the date of grant of the option (or 110% of the fair market value for incentive stock options granted to stockholders who own greater than 10% of our voting stock). Each option may be subject to limitations or conditions on its exercise as the Compensation Committee may determine. Unless otherwise provided in the option agreement, each option may be exercised in cash or by “cashless exercise.” Each option granted under the Amended Plan will generally expire on or before ten years following the date such option was granted (or five years for incentive stock options granted to stockholders who own greater than 10% of our voting stock). No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 in incentive stock options in any calendar year, any incentive stock options in excess of $100,000 granted during the same year will be treated as non-qualified stock options. Non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution. The Amended Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted, (2) cancelling a stock option and re-granting a stock option with a lower exercise price than the original exercise price of the cancelled stock option, and (3) any other action, whether by amendment, cancellation or the making of a replacement grant, that has the effect of repricing a stock option.

Stock Appreciation Rights or SARs. All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the Amended Plan). SARs are subject to the terms and conditions set by the Compensation Committee. A SAR granted under the Amended Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of the Common Stock over a specified price, known as the strike price, fixed by the Compensation Committee, which will not be less than 100% of the fair market value of the Common Stock on the grant date of the SAR. Payment may be made in cash, shares of the Common Stock, or in any combination of the two, as determined by the Compensation Committee.

Restricted Stock. Restricted stock is Common Stock that is forfeitable until the restrictions lapse. The Compensation Committee will determine the restrictions for each award and the purchase price in the case of restricted stock, if any. Restrictions on the restricted stock may include time-based restrictions or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock.

Performance Awards. The Amended Plan includes performance awards. The Compensation Committee will determine the amounts and terms of all performance awards, including any applicable performance goals. In addition, the Compensation Committee may establish threshold, target and maximum performance award opportunities for each participant. Annual incentive awards may be paid in cash, shares of Common Stock, restricted stock, options, any other award under the Amended Plan or other property.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Vesting

Unless otherwise provided in a particular award agreement, stock options, stock appreciation rights and restricted stock will vest over four years in annual increments of 25% of the total award amount.

Performance-Based Compensation

The Compensation Committee may grant stock-based or cash-based awards that are subject to the attainment of certain performance goals, which are described as performance awards above. The objective performance criteria for such awards (other than stock options and SARs) granted under the Amended Plan are established by the Committee. In any calendar year, no participant may be granted awards for options, SARs, stock awards and performance awards payable in stock that exceed, in the aggregate, 400,000 underlying shares of Common Stock. No participant may be granted a performance award payable in cash for any calendar year, the maximum payout for which exceeds $1,000,000. No participant may be granted a performance award payable in cash for a performance period of more than one year, the maximum payout for which exceeds $2,500,000. These limits are higher than we expect to be needed for awards under the Amended Plan.

Effect of Certain Events on Awards

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, the Compensation Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the Amended Plan, (b) the maximum number or amount of awards that may be granted in a fiscal year, (c) the number and kind of securities subject to outstanding awards, (d) the exercise price of any outstanding stock options or stock appreciation rights or (e) any other characteristics or terms of the awards as it may determine.

In the event of a change in control of the Company, outstanding stock options and stock appreciation rights shall be deemed to fully vest and become fully exercisable and any restrictions on outstanding restricted stock awards shall lapse. In addition, any repurchase rights of the Company as to outstanding awards may be terminated by the Compensation Committee upon a change in control.

For purposes of the Amended Plan, a “change in control” generally occurs when (1) any corporation, person or group obtains Common Stock that represents 50% or more of the Company's voting power; (2) the majority of our Board of Directors changes, subject to certain exceptions, over a two-year period; (3) a corporate transaction or sale of all or substantially all of our assets, after which the Company no longer possesses a voting majority; or (4) the approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Termination of Employment

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service by the participant without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until three months after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment due to retirement, such participant’s stock options or SARs, to the extent vested, will remain exercisable during the three month period following such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death, disability or retirement), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

The vesting and/or forfeiture of any other type of award in connection with a termination of employment or service will be as provided for in the applicable award agreement.

Amendment and Termination

Our Board of Directors may amend, alter, suspend or terminate the Amended Plan provided that no such amendment or termination of the Amended Plan or amendment of outstanding awards may materially impair the previously accrued rights of any recipient of an option under the Amended Plan without his or her written consent. However, the Board of Directors will be required to obtain approval of the stockholders of any amendment of the Amended Plan that is required approval by law, rule or regulation.

The Amended Plan will terminate on March 7, 2028, unless the Amended Plan is terminated earlier by our Board of Directors or due to delivery of all shares of Common Stock available under the Amended Plan; however, any options outstanding when the Amended Plan terminates will remain outstanding until such options terminate or expire.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences, under the U.S. Internal Revenue Code, as in effect on the date of this summary (the “Code”), applicable to the Company and participants in connection with awards under the Amended Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes.

Options. The grant of stock options under the Amended Plan will not result in taxable income to the recipient of the option or an income tax deduction for us. However, the transfer of Common Stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for us, depending upon whether the options are “incentive stock options” or non-qualified options.

The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for us in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights. The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for us. Upon exercise of an SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Common Stock received are taxable to the participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient's holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Other Awards. The granting of a performance award (whether payable in shares or cash) or a stock-based award generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above. If the award consists of unrestricted shares of Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of awards under the Amended Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the Amended Plan provides for an automatic reduction of a participant’s awards under the Amended Plan to the extent that an award would result in any excess parachute payment that would trigger such an excise tax, unless the participant is party to a written agreement with the Company that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

The Company cannot determine the amounts of awards that will be granted under the Amended Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Amended Plan, the number of awards to be granted is within the discretion of the Compensation Committee.

The Board of Directors recommends that stockholders vote FOR the approval of the Amended Plan.

OTHER MATTERS

The Board knows of no other business other than those matters referred to in this proxy statement that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2018 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than November 10, 2018. To be considered for inclusion in the proxy statement relating to our 2019 Annual Meeting of Stockholders, we must receive a stockholder director nomination no earlier than December 28, 2018 and no later than January 27, 2019. In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2019 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than December 28, 2018, and no later than January 27, 2019. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Any such notice must include the information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

Appendix A

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective March 8, 2018)

CLEVELAND BIOLABS, INC.
EQUITY INCENTIVE PLAN

1. ESTABLISHMENT AND PURPOSE.

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”) and was amended and restated effective April 29, 2008 (the “2008 Plan”). This Plan is an amendment and restatement of the 2008 Plan and is effective March 8, 2018, subject to the approval of the Company’s stockholders. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on March 8, 2028, or such earlier time as the Board may determine.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

A:1

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)
subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

A:2

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) 76,101 shares, plus (b) the number of shares available for grant under the 2008 Plan, as amended, immediately prior to the Effective Date, plus (c) the number of shares that become available under the 2008 Plan or the Plan, as amended, after the Effective Date pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards. Notwithstanding anything herein to the contrary, upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the 2008 Plan, although outstanding awards previously made under the 2008 Plan shall continue to be governed by the terms of the 2008 Plan. Shares of Stock that are forfeited or otherwise terminate unexercised may be subjected to new Awards under the Plan, as described below.

If any shares of Stock subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any shares of Stock subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except with respect to shares of Restricted Stock, the withholding or payment of taxes related thereto, such shares of Stock shall again be available for grant under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards payable in Shares, in the aggregate, granted to any one Participant during any calendar year shall be one hundred thousand (100,000) shares. No Participant may be granted a Performance Award payable in cash, the maximum payout for which would exceed one million dollars ($1,000,000) during any calendar year. No Participant may be granted a Performance Award for a Performance Period of more than one (1) Year, the maximum payout for which would exceed two and one-half million dollars ($2,500,000).

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 3, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Individuals as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company, an Affiliate or Subsidiary or the acquisition by the Company, an Affiliate or Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for such Eligible Individuals the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment pursuant to this Section 3 shall be made to the extent that such adjustment would result in liability under Section 409A of the Code.

A:3

4. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)
Vesting. Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, an Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock Option expires pursuant to the terms of the Plan, exercise such Stock Option with respect to all of the shares granted thereby.

(d)
Exercisability. Except as otherwise provided herein, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable Stock Option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)
Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

A:4

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

A:5

(k)
Termination for Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability, Retirement, Involuntary Termination Without Cause, or Termination for Cause, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Exception to Termination. If provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)	Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

(b)
Vesting. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fourth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to one-half of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fourths of the shares to which the Stock Appreciation Right applies; and (iv) during the period commencing on the fourth anniversary of the date of such grant ending at the time the Stock Appreciation Right expires pursuant to the terms of the Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies.

(c)	Exercisability. Notwithstanding Section 5(a), the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

A:6

(d)
Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)	A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(f).

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of three months from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Termination for Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability, Retirement, Involuntary Termination Without Cause, or Termination for Cause, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6. STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards

A:7

which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)
future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock.” Except as provided in the applicable restricted stock agreement, the restrictions on any Stock Award shall terminate as follows: (a) as to one-fourth of the restricted shares granted thereby, on the first anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the second anniversary of the date of grant of such Restricted Stock; (c) as to an additional one-fourth of the restricted shares granted thereby, on the third anniversary of the date of grant of such Restricted Stock; and (d) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the
Restricted Stock as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

7. PERFORMANCE AWARDS.

(a)
Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions.

(b)
Performance Award Terms. The grant and/or settlement of such Performance Award shall be contingent upon achievement of performance goals and other terms set forth in this Section 7(b) as the Committee may designate in the applicable agreement granting the Award:

(i)
Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria, as established by the Administrator consistent with this Section 7(b). The Administrator may determine that more than one performance goals must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)
Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Administrator.

(iii)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Awards. The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment and other terms relating to such Performance Awards. Unless otherwise provided in an award agreement, a Performance Award payable to a Participant for a performance period shall be

A:8

paid in the calendar year immediately following the calendar year in which the Performance Period ends, but no later than March 15 of the calendar year immediately following the calendar year in which the performance period ends; provided, that except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, that the Participant is employed by the Company on the date such performance period ends. Except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, if a Participant is not employed with the Company on the date such performance period ends, such Performance Award shall be forfeited.

8. CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)
Subject to Section 8(a)(iv) hereof, the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)
Subject to Section 8(a)(iv) hereof, any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable;

(iii)	Subject to Sections 8(a)(iv) and 8(a)(v) hereof, all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate;

(iv)
Outstanding Awards shall, provided that no material modification of the Award or any liability results under Section 409A of the Code, be subject to any agreement of merger or reorganization that effects such Change in Control and that provides for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)
Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled; and

(v)
In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be Settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)
The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

A:9

(2)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

(3)	An acquisition of voting securities pursuant to a transaction described in clause (C) below that would not be a Change of Control under clause (C);

Notwithstanding the foregoing, neither of the following events shall constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(B)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (A) or (C) of this subsection (i)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(C)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(ii)	For purposes of Section 8(b), stock ownership is determined under Section 409A of the Code.

(c)
Change in Control Price. For purposes of the Plan, “Change in Control Price” means the lowest of (i) the highest reported sales price of a share of Stock in any transaction reported on the Nasdaq Capital Market, the Nasdaq National Stock Market, or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and

A:10

indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

9. MISCELLANEOUS.

(a)
Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed. The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Administrator will be permitted to (i) amend a Stock Option to reduce its exercise price, (ii) cancel a Stock Option and re-grant a Stock Option with a lower exercise price than the original exercise price of the cancelled Stock Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b)
Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)	General Provisions.

(i)
Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)
The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a

A:11

Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)
Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)
The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)
If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)
To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)
This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)
In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt

A:12

or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii)
No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without resulting in liability under Section 409A of the Code.

10. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)
“Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)	“Board” means the Board of Directors of the Company.

(d)
“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Commission” means the Securities and Exchange Commission or any successor agency.

(g)
“Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(h)	“Director” means a member of the Company’s Board.

(i)
“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

A:13

(j)	“Effective Date” of the amendment and restatement of the Plan means March __, 2018.

(k)
“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(m)
“Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator, in accordance with Section 409A of the Code and the regulations issued thereunder. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the most recent closing sales price per share of the Stock on the Nasdaq Capital Market, the Nasdaq National Stock Market, or the principal stock exchange or market on which the Stock is then traded on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale of the Stock was reported on such date on such Exchange on such business day.

(n)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(o)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(p)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(q)	“Optionee” means a person who holds a Stock Option.

(r)	“Participant” means a person granted an Award.

(s)	“Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

(t)
“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(u)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

(v)	“Stock” means the common stock, par value $0.005 per share, of the Company.

(w)	“Stock Appreciation Right” means a right granted under Section 5.

(x)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

A:14

(y)	“Stock Option” means an option granted under Section 4.

(z)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(aa)
“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

A:15

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet – QUICK ««« EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on April 26, 2018.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
p FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED p
PROXY

Please mark your votes like this	X
The Board of Directors recommends that you vote “FOR ALL” nominees in Proposal 1 and “FOR” Proposals 2, and 3.

1	Election of Directors
	NOMINEES:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee below)
	01 Alexander Andryuschechkin	☐	☐	☐
02 Anna Evdokimova
03 Alexey Nechaev
04 Ivan Persiyanov
05 Randy S. Saluck
06 Daniil Talyanskiy
07 Lea Verny
_____________________________
(Except nominee(s) written above)
		FOR	AGAINST	ABSTAIN
2	Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ending December 31, 2018.	☐	☐	☐
3	Approval of the Cleveland BioLabs, Inc. Equity Incentive Plan	☐	☐	☐
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	,
2018.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 27, 2018
The Proxy Statement is available at http://www.cstproxy.com/cbiolabs/2018

p FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED p

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors For The Annual Meeting of Stockholders—April 27, 2018

The undersigned appoints Yakov Kogan and Christopher Zosh, or either of them, as proxies, each with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 27, 2018 or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Annual Meeting of Stockholders to be held on April 27, 2018, or at any adjournment or postponement thereof.

A signed proxy will be voted in the manner directed. If no direction is made, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditors as described in Proposal 2, and FOR the approval of the Cleveland BioLabs, Inc. Equity Incentive Plan as described in Proposal 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)